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          Supplement to the North American Senior Floating Rate Fund
                           April 13, 1999 Prospectus

Effective February 1, 1999, the Fund's investment advisor, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.15% of the Other Expenses for the period 2/1/99--2/28/99, all but 0.30% of the Other Expenses for the period 3/1/99--3/31/99 and all but 0.45% of the Other Expenses for the period 4/1/99--4/30/99. These expenses will be phased in incrementally throughout each month. After that date, unless reimbursement of some expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

91371                                                             April 22, 1999

                        PROSPECTUS DATED APRIL 13, 1999